SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 22, 1997




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Virginia                       33-97660               54-1088621
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                     23219
   (Address of principal executive offices)                 (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7060


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The August, 1997 Statement to Investor Certificateholders was distributed September 22, 1997.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Statement to Investor Certificateholders for the period from August 1, 1997 to August 31, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIGNET HELOC TRUST 1995-A

                                       By:    SIGNET BANK




                                       By: /s/ Suzanne Bachman
                                           ----------------------------------
                                           Suzanne Bachman
                                           Senior Vice President




Date:  September 22, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1 Statement to Investor Certificateholders for the period August 1, 1997 to August 31, 1997.